Section 906 Certifications
---------------------------
I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Charles E. Porter
                                 --------------------------
                                 Date: June 23, 2005
                                 Charles E. Porter
                                 Principal Executive Officer

Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date: June 23, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer

Attachment A
------------
N-CSR
Period (s) ended April 30, 2005

052 Putnam Managed Municipal Income Trust
582 Putnam Municipal Opportunities Trust
183 Putnam Municipal Bond Fund
2OV Putnam Mid Cap Value Fund
002 The Putnam Fund for Growth and Income
2II Putnam Capital Opportunities Fund
840 Putnam Utilities Growth & Income Fund
004 Putnam Income Fund
041 Putnam Global Income Trust
005 Putnam Global Equity Fund
008 Putnam Convertible Income-Growth Trust
184 Putnam California Investment Grade Municipal Trust
185 Putnam New York Investment Grade Municipal Trust
2MI Putnam Tax Smart Equity Fund